                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   MARCH 29, 1996
                                                  ------------------------------


                              CISCO SYSTEMS, INC.
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               (Exact name of registrant as specified in charter)


        California                  0-18225               77-0059951
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(State or other jurisdiction      (Commission            (IRS Employer
   of incorporation)              File Number)           Identification No.)

170 West Tasman Drive, San Jose, California                  95134
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(Address of principal executive offices)                    (Zip Code)


Company's telephone number, including area code:   (408) 526-4000
                                                 -------------------------------



________________________________________________________________________________
        (Former name or former address, if changed since last report.)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          (a) On March 29, 1996, the Registrant acquired TGV Software, Inc., a Delaware corporation ("TGV"), by the statutory merger (the "Merger") of a wholly-owned subsidiary of the Registrant, Big Sky Acquisition Corporation, a Delaware corporation ("Merger Sub"), with and into TGV. The Merger was accomplished pursuant to the Agreement and Plan of Reorganization, dated as of January 23, 1996, as amended, among the Registrant, TGV and Merger Sub, and a related Certificate of Merger (collectively, "Merger Agreements"). The Merger of Merger Sub with and into TGV occurred following the approval of the Merger Agreements by the shareholders of TGV at a stockholders meeting held on March 25, 1996 and satisfaction of certain other closing conditions. As a result of the Merger, the Registrant became the owner of 100% of the issued and outstanding common stock of TGV and each outstanding share of TGV Common Stock was converted into 0.4 of a share of the Registrant's Common Stock. The terms of the Merger Agreements were the result of arm's-length negotiations among the parties.

               A total of approximately 3,033,183 shares of the Registrant's Common Stock will be issued to former TGV shareholders, optionholders and warrantholders in exchange for the acquisition by Merger Sub of all outstanding TGV capital stock and all unexpired and unexercised options and warrants to acquire TGV capital stock. The shares issued to TGV shareholders were issued pursuant to a registration statement on Form S-4, pursuant to the Securities Act of 1933, as amended, which became effective as of March 4, 1996. TGV stock options and warrants to purchase TGV Common Stock were assumed by the Registrant and remain outstanding as options and warrants to purchase shares of the Registrant's Common Stock.

          (b) TGV develops, markets and supports internetworking software products which enable connectivity between disparate computer systems over local area, enterprise-wide and global computing networks. TGV's MultiNet product line is based on TCP/IP (Transmission Control Protocol/Internet Protocol), the most widely used protocol for global interconnectivity. TGV's products consist of its proprietary protocol stack and an integrated suite of applications, including remote access, file and resource sharing, network management and email. TGV's products have been designed to work with computer systems utilizing the OpenVMS, UNIX and Microsoft Windows operating environments. The Registrant intends to continue such business.

                                       2.
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired.  Not applicable.
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          (b)  Pro Forma Financial Information.  Not applicable.
               -------------------------------

          (c)  Exhibits:


          Exhibit
          Number
          -------

          8.1 Opinion of Brobeck, Phleger & Harrison LLP regarding certain tax matters.

          8.2  Opinion of Morrison & Foerster LLP regarding certain tax matters.

          20.1 Press Releases of the Registrant dated January 23, 1996 and March 29, 1996.

                                       3.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CISCO SYSTEMS, INC.



Dated:  April 1 , 1996               By:  /s/ Larry R. Carter
             ---                         ---------------------------------
                                         Larry R. Carter, Vice President,
                                         Finance and Administration, Chief
                                         Financial Officer and Secretary
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                                 EXHIBIT INDEX


                            DESCRIPTION OF DOCUMENT
                            -----------------------

Exhibit
Number
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8.1       Opinion Brobeck, Phleger & Harrison LLP regarding certain tax matters.

8.2       Opinion of Morrison & Foerster LLP regarding certain tax matters.

20.1      Press Releases of the Registrant dated January 23, 1996
          and March 29, 1996